                                EXHIBIT 10 (g)


                 CONTINUING EMPLOYMENT AND SEVERANCE AGREEMENT

        This agreement is made by and between Medalist Industries, Inc. ("Medalist" or the "Company") and John T. Paprocki ("Executive").

                                   Background

         The Company is participating or may participate in discussions that could lead to a consolidation or merger of the Company, a transfer of all or substantially all of its assets, or the aggregation of a controlling interest of 51% or more of the common stock of the Company (a "Business Combination Transaction") by an acquiror or group of related acquirors (an "Acquiror").
The Company desires to secure the continuing professional services of Executive performed responsibly, cooperatively and in good faith in support of a successful transaction, despite the uncertainties created by any possible Business Combination Transaction. The Company also desires to ensure that the Executive will receive reasonable severance benefits if he continues through the date of any Business Combination Transaction and for an additional reasonable transition period if requested by the Acquiror and then leaves the employ of the Company and/or the Acquiror shortly thereafter.

                                   Agreement

         1. Conditional Promise of Severance Benefits. The Company hereby agrees that if (a) Executive does not voluntarily terminate his employment with the Company during the Term and prior to any Business Combination Transaction plus, if requested by the Acquiror, an additional transition period of up to 90 days (the "Service Period") and is not terminated by the Company for cause, (b) a Business Combination Transaction occurs during the Term, and (c) Executive's employment is terminated by the Company without cause at any time during the Term or by Executive for any reason at the end of the Service Period or at any time within 90 days thereafter (a "Termination with Benefits"), Executive shall be entitled to receive from the Company, upon execution and delivery of a mutual and general release substantially in the form attached hereto as Exhibit A, severance benefits in an amount equal to 12 months' salary, less any applicable withholding. Such amount shall be payable by the Company in cash within 15 days after a Termination with Benefits as provided herein. None of the benefits payable under this Agreement shall be counted for purposes of any other benefit program of the Company.

         2. Term. The term of this agreement (the "Term") shall begin December 14, 1995 and shall terminate June 14, 1996.

         3. Unused Vacation Time. Any vacation earned for the period of this Agreement but not yet taken by the Executive at the time of a Termination with Benefits will be paid within 30 days.

         4. Medical and Dental Benefits. In the event of a Termination with Benefits as provided herein, Medalist will continue to cover executive and his eligible dependents under the medical and dental portions of its Flexible Benefits Plan for any period mandated by COBRA, provided that, for the lesser of 12 months after the Termination with Benefits or until Executive receives such coverage through other employment, such coverage shall be at not cost to Executive.

         5. 1995 Incentive Compensation. In the event of a Termination with Benefits as provided herein, any earned or approved incentive compensation for 1995, less any applicable withholding, shall be paid on the earlier of (a) the date the cash severance benefits are payable as provided in Section 1 hereof or (b) the date 1995 incentive compensation is paid to other employees.

   Executed at ___________________________ this ______ day of December, 1995.

                                        MEDALIST INDUSTRIES, INC.

                                        By: ______________________________

                                            Name _________________________

                                            Its __________________________


                                        By: ______________________________
                                            John T. Paprocki

                                                                       EXHIBIT A

                             TERMINATION AGREEMENT
                               AND MUTUAL RELEASE

         WHEREAS, John T. Paprocki, ("Executive") has been employed by Medalist Industries, Inc., a Wisconsin corporation ("Medalist"); and

         WHEREAS, Executive is conditionally entitled to severance benefits under that certain Continuing Employment and Severance Agreement dated December _____, 1995 (the "Severance Agreement"); and

         WHEREAS, Medalist and Executive desire to avoid any disputes or proceedings with respect to Executive's employment and the termination thereof;


         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein set forth, Medalist and Executive agree as follows:

         3. Executive's termination as an employee shall be effective ________________________ (the "Termination Date"). The Executive agrees that he or she will not apply for or seek employment with Medalist after the Termination Date.

         4. Executive shall be paid as settlement an amount equal to one year's salary (the "Settlement Payment"), which shall be paid promptly upon the expiration of the seven-day cancellation period set forth in Section 6 and shall be made in respect of any and all claims.

         5. Any vacation earned but not yet taken by the Executive will be paid within 30 days.

         6. Executive is not authorized after the Termination Date to incur any expenses or obligations on behalf of Medalist or any of its subsidiaries. Executive will immediately return all reports, files, memoranda, and records; credit cards; door and file keys or passes; computer access cards; software; and other tangible or intangible property which Executive has received or prepared in connection with his employment and to take such other actions as may be reasonably requested by Medalist in order to fulfill the terms of this Agreement. Copies, duplicates or reproductions shall not be retained.

         7. Executive hereby releases Medalist and its subsidiaries and each of their stockholders, agents, directors, officers, employees and attorneys, and Medalist hereby releases Executive, his personal representatives, heirs, administrators and assigns from any and all claims, liabilities, damages and causes of actions of any nature, known or unknown, arising out of the Executive's employment by Medalist and the termination thereof through the date of this Agreement.

                 This release includes any and all suits, charges, liability and damages arising under the laws and regulations of the federal and state governments, including the Age Discrimination in Employment Act of 1967, as amended, and claims of wrongful discharge whether arising in tort or contract.

         8. Executive has twenty one (21) days from the date hereof to execute this Agreement (provided he has taken no actions inconsistent with the provisions of this Agreement in the interim) and thereafter may, within seven
(7) calendar days following the date he executes this Agreement and returns it to Medalist, cancel and terminate this Agreement by giving written notice of his intent to terminate to Medalist, and this Agreement shall not become effective or enforceable until this seven day period has expired. TIME IS OF THE ESSENCE WITH REGARD TO THIS SECTION.

         9. This Agreement and the Severance Agreement sets forth the entire agreement between Executive and Medalist and fully supersede any and all prior agreements between the parties except as provided above. Executive has read this Agreement and has been advised to consult with legal counsel before its execution. Executive fully understands the Agreement and has not relied upon any representations of statements not set forth herein.

         Executed at _________________________ this ______ day of
_____________________, 1995.

                                        MEDALIST INDUSTRIES, INC.

                                        By: ______________________________

                                            Name _________________________

                                            Its __________________________


         Executed at _________________________ this ______ day of
_____________________, 1995.



                                        By: ______________________________
                                            John T. Paprocki

                 CONTINUING EMPLOYMENT AND SEVERANCE AGREEMENT

         This agreement is made by and between Medalist Industries, Inc. ("Medalist" or the "Company") and James G. Gumm ("Executive").

                                  Background

         The Company is participating or may participate in discussions that could lead to a consolidation or merger of the Company, a transfer of all or substantially all of its assets, or the aggregation of a controlling interest of 51% or more of the common stock of the Company (a "Business Combination Transaction") by an acquiror or group of related acquirors (an "Acquiror").
The Company desires to secure the continuing professional services of Executive performed responsibly, cooperatively and in good faith in support of a successful transaction, despite the uncertainties created by any possible Business Combination Transaction. The Company also desires to ensure that the Executive will receive reasonable severance benefits if he continues through the date of any Business Combination Transaction and for an additional reasonable transition period if requested by the Acquiror and then leaves the employ of the Company and/or the Acquiror shortly thereafter.

                                   Agreement

         1. Conditional Promise of Severance Benefits. The Company hereby agrees that if (a) Executive does not voluntarily terminate his employment with the Company during the Term and prior to any Business Combination Transaction plus, if requested by the Acquiror, an additional transition period of up to 90 days (the "Service Period") and is not terminated by the Company for cause, (b) a Business Combination Transaction occurs during the Term, and (c) Executive's employment is terminated by the Company without cause at any time during the Term or by Executive for any reason at the end of the Service Period or at any time within 90 days thereafter (a "Termination with Benefits"), Executive shall be entitled to receive from the Company, upon execution and delivery of a mutual and general release substantially in the form attached hereto as Exhibit A, severance benefits in an amount equal to 12 months' salary, less any applicable withholding. Such amount shall be payable by the Company in cash within 15 days after a Termination with Benefits as provided herein. None of the benefits payable under this Agreement shall be counted for purposes of any other benefit program of the Company.

         2. Term. The term of this agreement (the "Term") shall begin December 14, 1995 and shall terminate June 14, 1996.

         3. Unused Vacation Time. Any vacation earned for the period of this Agreement but not yet taken by the Executive at the time of a Termination with Benefits will be paid within 30 days.

         4. Medical and Dental Benefits. In the event of a Termination with Benefits as provided herein, Medalist will continue to cover executive and his eligible dependents under the medical and dental portions of its Flexible Benefits Plan for any period mandated by COBRA, provided that, for the lesser of 12 months after the Termination with Benefits or until Executive receives such coverage through other employment, such coverage shall be at not cost to Executive.

         5. 1995 Incentive Compensation. In the event of a Termination with Benefits as provided herein, any earned or approved incentive compensation for 1995, less any applicable withholding, shall be paid on the earlier of (a) the date the cash severance benefits are payable as provided in Section 1 hereof or (b) the date 1995 incentive compensation is paid to other employees.

   Executed at ___________________________ this ______ day of December, 1995.

                                             MEDALIST INDUSTRIES, INC.

                                        By: ______________________________

                                            Name _________________________

                                            Its __________________________


                                        By: ______________________________
                                            James G. Gumm

                                                                       EXHIBIT A

                             TERMINATION AGREEMENT
                               AND MUTUAL RELEASE

         WHEREAS, James G. Gumm ("Executive") has been employed by Medalist Industries, Inc., a Wisconsin corporation ("Medalist"); and

         WHEREAS, Executive is conditionally entitled to severance benefits under that certain Continuing Employment and Severance Agreement dated December _____, 1995 (the "Severance Agreement"); and

         WHEREAS, Medalist and Executive desire to avoid any disputes or proceedings with respect to Executive's employment and the termination thereof;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein set forth, Medalist and Executive agree as follows:

         3. Executive's termination as an employee shall be effective ________________________ (the "Termination Date"). The Executive agrees that he or she will not apply for or seek employment with Medalist after the Termination Date.

         4. Executive shall be paid as settlement an amount equal to one year's salary (the "Settlement Payment"), which shall be paid promptly upon the expiration of the seven-day cancellation period set forth in Section 6 and shall be made in respect of any and all claims.

         5. Any vacation earned but not yet taken by the Executive will be paid within 30 days.

         6. Executive is not authorized after the Termination Date to incur any expenses or obligations on behalf of Medalist or any of its subsidiaries. Executive will immediately return all reports, files, memoranda, and records; credit cards; door and file keys or passes; computer access cards; software; and other tangible or intangible property which Executive has received or prepared in connection with his employment and to take such other actions as may be reasonably requested by Medalist in order to fulfill the terms of this Agreement. Copies, duplicates or reproductions shall not be retained.

         7. Executive hereby releases Medalist and its subsidiaries and each of their stockholders, agents, directors, officers, employees and attorneys, and Medalist hereby releases Executive, his personal representatives, heirs, administrators and assigns from any and all claims, liabilities, damages and causes of actions of any nature, known or unknown, arising out of the Executive's employment by Medalist and the termination thereof through the date of this Agreement.

         This release includes any and all suits, charges, liability and damages arising under the laws and regulations of the federal and state governments, including the Age Discrimination in Employment Act of 1967, as amended, and claims of wrongful discharge whether arising in tort or contract.

         8. Executive has twenty one (21) days from the date hereof to execute this Agreement (provided he has taken no actions inconsistent with the provisions of this Agreement in the interim) and thereafter may, within seven
(7) calendar days following the date he executes this Agreement and returns it to Medalist, cancel and terminate this Agreement by giving written notice of his intent to terminate to Medalist, and this Agreement shall not become effective or enforceable until this seven day period has expired. TIME IS OF THE ESSENCE WITH REGARD TO THIS SECTION.

         9. This Agreement and the Severance Agreement sets forth the entire agreement between Executive and Medalist and fully supersede any and all prior agreements between the parties except as provided above. Executive has read this Agreement and has been advised to consult with legal counsel before its execution. Executive fully understands the Agreement and has not relied upon any representations of statements not set forth herein.

         Executed at _________________________ this ______ day of
_____________________, 1995.


                                        MEDALIST INDUSTRIES, INC.

                                        By: ______________________________

                                            Name _________________________

                                            Its __________________________


         Executed at _________________________ this ______ day of
_____________________, 1995.



                                        By: ______________________________
                                            James G. Gumm